SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                Deutsche CROCI( (Reg. TM)) Equity Dividend Fund




The following information replaces similar information relating to the fund under the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:


The following waivers are currently in effect for the fund:


The Advisor has contractually agreed through September 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.04%, 1.79%, 1.29%, 0.79%, 0.79% and 0.79% for Class A, Class C, Class R, Class R6,
Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

               Please Retain This Supplement for Future Reference


February 16, 2017
SAISTKR-313

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